UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2007
DELTA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)
Registrant’s telephone number, including area code: (404) 715-2600
Registrant’s Web site address: www.delta.com
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE
EX-99.2 PRESENTATION: FUND THE FLIGHT PLAN
EX-99.3 PRESENTATION: STRATEGIC CONTEXT
EX-99.4 PRESENTATION: EARN CUSTOMER PREFERENCE
EX-99.5 PRESENTATION: FLY RIGHT
EX-99.6 PRESENTATION: EARN CUSTOMER PREFERENCE
EX-99.7 PRESENTATION: WIN TOGETHER

ITEM 7.01 Regulation FD Disclosure.
     On March 26, 2007, Delta Air Lines, Inc. (“Delta”) issued a press release announcing that Delta will host a conference for investors on March 27, 2007 in Atlanta, Georgia. The conference will also be webcast. The press release is furnished as Exhibit 99.1 to this Form 8-K. Various presentations are planned, and the materials to be used in conjunction with the presentations are furnished as Exhibits 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 to this Form 8-K.
     In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act, as amended, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Press release titled “Delta Air Lines to Host Investor Day Conference in Atlanta, Georgia Via Webcast on March 27, 2007”

Exhibit 99.2	Presentation titled “Fund the Flight Plan: Delta is a Strong Financial Competitor”

Exhibit 99.3	Presentation titled “Strategic Context”

Exhibit 99.4	Presentation titled “Earn Customer Preference: Increasing Delta’s Value from the Inside Out”

Exhibit 99.5	Presentation titled “Fly Right – Achieve Industry RASM Parity”

Exhibit 99.6	Presentation titled “Earn Customer Preference: Top Tier Operational Performance”

Exhibit 99.7	Presentation titled “Win Together: Fuel the Winning Spirit of Delta”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

	By:	/s/ Leslie P. Klemperer

Date: March 27, 2007		Leslie P. Klemperer, Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release titled “Delta Air Lines to Host Investor Day Conference in Atlanta, Georgia Via Webcast on March 27, 2007”

Exhibit 99.2	Presentation titled “Fund the Flight Plan: Delta is a Strong Financial Competitor”

Exhibit 99.3	Presentation titled “Strategic Context”

Exhibit 99.4	Presentation titled “Earn Customer Preference: Increasing Delta’s Value from the Inside Out”

Exhibit 99.5	Presentation titled “Fly Right – Achieve Industry RASM Parity”

Exhibit 99.6	Presentation titled “Earn Customer Preference: Top Tier Operational Performance”

Exhibit 99.7	Presentation titled “Win Together: Fuel the Winning Spirit of Delta”